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                                                          GE Institutional Funds
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                         Supplement Dated March 10, 1999
                      To Prospectus Dated January 28, 1999

The section titled "The Strategy" on page 14 of the Prospectus is amended to add the following sentence after the first sentence of the third paragraph:

         Under certain circumstances, the Fund may invest in securities of companies located in the United States.

The following amends certain of the Calendar Year Total Return figures for NWQ Investment Management Company that appear in the bar chart on page 53 of the
Prospectus:

         The composite figure shown for 1998 should be 8% (rather than 9%) and the composite figure shown for 1996 should be 29% (rather than 30%).

                                                                     GEIN-PRO-36